UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2011

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BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

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Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Xi Avenue
Xianyang City, Shaanxi Province
People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 11, 2011, Shaanxi Aoxing Pharmaceutical Co., Ltd., a limited liability company organized under the laws of the PRC and a variable interest entity (VIE) of Biostar Pharmaceuticals, Inc., a Maryland corporation (together, the “Company”), on the one hand, and seven holders of 100% equity interests in Shaanxi Weinan Huaren Pharmaceuticals., Ltd., a limited liability company organized under the laws of the PRC (“Shaanxi Weinan”), on the other hand, entered into a Share Transfer Contract pursuant to which the Company agreed to acquire all interest of the equity holders in Shaanxi Weinan. The Company filed a Current Report on Form 8-K which, among other things, reported the foregoing acquisition (the “Initial Report”).

This Amendment is being filed to amend and supplement Item 9.01 of the Initial Report to include the financial statements of the business acquired and pro forma financial information required by parts and (a) and (b) of Item 9.01 of Form 8-K.  Except as described herein, the information contained in the Initial Report 8-K has not been updated or amended.

Item 9.01                            Financial Statements and Exhibits

(a)              Financial Statements of Businesses Acquired

The following audited and unaudited financial statements were filed as Exhibit 99.1 of the Initial Report and are incorporated in their entirety herein by reference:

•	Report of Independent Registered Public Accounting Firm
•	Audited Balance Sheet as of December 31, 2010
•	Audited Statement of Operations for the year ended December 31, 2010
•	Audited Statement of Stockholders’ Equity for the year ended December 31, 2010
•	Audited Statement of Cash Flows for the year ended December 31, 2010
•	Notes to the Audited Financial Statements

•	Unaudited Condensed Balance Sheet as of September 30, 2011
•	Unaudited Condensed Statements of Operations for the nine months ended September 30, 2011 and 2010, respectively
•	Unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2011 and 2010, respectively
•	Notes to Unaudited Condensed Interim Financial Statements

                    (b)              Pro Forma Financial Information.

The unaudited pro forma financial information are furnished as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(c)              Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of the Business Acquired as of December 31,2010, and Unaudited Condensed Interim Financial Statements of the Business Acquired as of September 30,2011
99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Biostar Pharmaceuticals, Inc.

By:	/s/ Zack Pan
Zack Pan
Chief Financial Officer

Date:           December 23, 2011